SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2004
                        -------------------

Commission     Registrant; State of Incorporation;    I.R.S. Employer
File Number      Address; and Telephone Number       Identification No.
-----------    -----------------------------------    -----------------

1-5324           NORTHEAST UTILITIES                    04-2147929
                 -------------------
                (a Massachusetts voluntary association)
                One Federal Street, Building 111-4
                Springfield, Massachusetts 01105
                Telephone:  (413) 785-5871


0-7624         WESTERN MASSACHUSETTS ELECTRIC COMPANY   04-1961130
               --------------------------------------
               (a Massachusetts corporation)
               One Federal Street
               Springfield, Massachusetts 01105
               Telephone:  (413) 785-5871



                          Not Applicable
                       ---------------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]      Written communications pursuant to Rule 425 under the
          Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the
          Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-
          2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
          under the Exchange Act (17 CFR 240.13e- 4(c))

Section 7   -  Regulation FD

Item 7.01      Regulation FD Disclosure

     On November 17, 2004, Western Massachusetts Electric Company ("WMECO") issued a news release announcing a two-year rate settlement with the Attorney General of Massashusetts. The news release is incorporated herein. The information contained in this report on Form 8-K, including Exhibit 99, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities or WMECO under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9    - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

          (c)  Exhibits

               Exhibit        Description
               -------        -----------
               Exhibit 99     WMECO News Release dated November
                               17, 2004.


                    [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                    NORTHEAST UTILITIES
                    WESTERN MASSACHUSETTS ELECTRIC COMPANY
                   (Registrants)


                    By:  /s/ Randy A. Shoop
                         Name:  Randy A. Shoop
                         Title: Assistant Treasurer - Finance
                         Northeast Utilities Service Company, as
                         Agent for each of the Registrants



Date:  November 18, 2004